June 2024 Silvaco Group, Inc. Financial Results 1 Exhibit 99.2 Silvaco Group, Inc. (Nasdaq: SVCO) Financial Supplement Q2'24 Outlook (See Note 1) Based on current business trends and conditions, the company expects for second quarter 2024 the following: • Revenue in the range of $14.3 million to $15.0 million, which would represent a 14% to 20% increase from the second quarter of 2023. • Gross bookings in the range of $17.0 million to $18.5 million, which would represent a 18% to 29% increase from the second quarter of 2023. • Non-GAAP gross margin to be in the range of 85% to 87% • Non-GAAP operating income in the range of $0.5 million to $1.5 million, which would represent a 62% to 185% increase from the second quarter of 2023. FY 2024 Outlook (See Note 1) For full year 2024, the Company expects: • Revenue of $63.0 million to $66.0 million, which would represent a 16% to 22% increase from 2023. • Gross Bookings of $64.0 million to $68.0 million, which would represent an 10% to 17% increase from 2023. • Non-GAAP gross margin to be in the range of 85% to 87%. • Non-GAAP operating income of $8.0 million to $11.0 million, which would represent an 82% to 150% increase from 2023. Note 1: As of June 20, 2024, Silvaco is providing guidance for its second quarter of 2024 and its full-year 2024, which represents Silvaco's current estimates on its operations and financial results. The financial information presented represents forward-looking financial information and in some instances forward- looking, non-GAAP financial information, including estimates of non-GAAP gross margin and non-GAAP operating income. GAAP gross margin is the most comparable GAAP measure to non-GAAP gross margin, and GAAP operating income is the most comparable GAAP measure to non-GAAP operating income. Non-GAAP operating income differs from GAAP operating income in that it excludes items such as certain transaction-related costs, IPO preparation costs, acquisition-related litigation costs, stock- based compensation, amortization of acquired intangible assets, impairment charges and executive severance costs. Silvaco is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Silvaco has not provided guidance for GAAP gross margin or GAAP operating income or a reconciliation of the forward-looking non-GAAP gross margin or non-GAAP operating income guidance to GAAP gross margin or GAAP operating income, respectively. However, it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods. Key Takeaways • Q1'24 Revenue of $15.9 million, at the high end of our estimated results, up 27% quarter-over-quarter and up 11% year-over-year. • Raising Q2'24 and FY 2024 revenue outlook. • Q1'24 GAAP and Non-GAAP gross margin of 88%, above the high end of our estimated results, compared to 86% in Q1 2023. • Initial Public Offering completed in May raising $106 million, net of underwriters fees. Q1'24 Other Financial Highlights • Revenue by Product Line - - TCAD revenue of $10.6 million, 67% of sales, up 21% YoY - EDA revenue of $4.7 million, 30% of sales, up 13% YoY - SIP revenue of $0.6 million, 4% of sales, down 57% YoY • GAAP operating income and margin of $2.4 million and 15%, compared to $1.5 million and 11% in Q1 2023, respectively. • Non-GAAP operating income and margin of $3.3 million and 21%, compared to $2.1million and 15% in Q1 2023, respectively. • GAAP net income of $1.4 million, at the high end of our estimated results, compared to $0.8 million in Q1 2023. • Non-GAAP net income of $2.4 million, compared to $1.9 million in Q1 2023. • GAAP diluted net income per share of $0.07. • Non-GAAP diluted net income per share of $0.12. x

June 2024 Silvaco Group, Inc. Financial Results 2 Silvaco Group, Inc. (Nasdaq: SVCO) Financial Metrics ($ in '000s, except Per Share Data and Headcount) Unaudited See Note 1 GAAP Financial Metrics Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FY21 FY22 FY23 Revenue 13,551$ 11,375$ 11,747$ 9,801$ 14,291$ 12,525$ 14,944$ 12,486$ 15,889$ 41,963$ 46,474$ 54,246$ YoY Change % 5% 10% 27% 27% 11% 4% 11% 17% GAAP Gross Profit 11,385$ 9,169$ 9,352$ 7,681$ 12,266$ 10,152$ 12,670$ 9,804$ 13,916$ 33,310$ 37,587$ 44,892$ GAAP Gross Margin 84% 81% 80% 78% 86% 81% 85% 79% 88% 79% 81% 83% GAAP Operating Expenses 10,026$ 9,813$ 10,489$ 9,132$ 10,733$ 10,357$ 10,928$ 11,740$ 11,528$ 36,846$ 39,460$ 43,758$ GAAP Operating Expenses % of Sales 74% 86% 89% 93% 75% 83% 73% 94% 73% 88% 85% 81% GAAP Operating Income (Loss) 1,359$ (644)$ (1,137)$ (1,451)$ 1,533$ (205)$ 1,742$ (1,936)$ 2,388$ (3,536)$ (1,873)$ 1,134$ GAAP Operating Margin 10% (6%) (10%) (15%) 11% (2%) 12% (16%) 15% (8%) (4%) 2% GAAP Net Income (Loss) 162$ (973)$ (465)$ (2,652)$ 814$ (331)$ 1,448$ (2,247)$ 1,378$ (1,845)$ (3,928)$ (316)$ GAAP Net Income (Loss) Margin 1% (9%) (4%) (27%) 6% (3%) 10% (18%) 9% (4%) (8%) (1%) GAAP Net Income (Loss) Per Share 0.01$ (0.05)$ (0.02)$ (0.13)$ 0.04$ (0.02)$ 0.07$ (0.11)$ 0.07$ (0.09)$ (0.20)$ (0.02)$ Shares Diluted (See Note 2) 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 Net Cash (Used In) Provided By Operating Activities (2,473)$ (152)$ (772)$ 1,300$ 501$ 1,665$ (1,835)$ 849$ (2,572)$ (2,636)$ (2,097)$ 1,180$ Unaudited Unaudited Non-GAAP Financial Metrics (See Note 3) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FY21 FY22 FY23 Non-GAAP Gross Profit 11,385$ 9,169$ 9,352$ 7,681$ 12,266$ 10,152$ 12,670$ 9,804$ 13,916$ 33,310$ 37,587$ 44,892$ Non-GAAP Gross Margin 84% 81% 80% 78% 86% 81% 85% 79% 88% 79% 81% 83% Non-GAAP Operating Expenses 8,985$ 9,367$ 8,834$ 8,106$ 10,128$ 9,339$ 9,926$ 11,098$ 10,598$ 34,610$ 35,292$ 40,491$ Non-GAAP Operating Expenses % of Sales 66% 82% 75% 83% 71% 75% 66% 89% 67% 82% 76% 75% Non-GAAP Operating Income (Loss) 2,400$ (198)$ 518$ (425)$ 2,138$ 813$ 2,744$ (1,294)$ 3,318$ (1,300)$ 2,295$ 4,401$ Non-GAAP Operating Margin 18% (2%) 4% (4%) 15% 6% 18% (10%) 21% (3%) 5% 8% Non-GAAP Net Income (Loss) 1,869$ (502)$ 424$ (1,374)$ 1,919$ 839$ 2,326$ (1,642)$ 2,397$ (1,685)$ 417$ 3,442$ Non-GAAP Net Income (Loss) Margin 14% (4%) 4% (14%) 13% 7% 16% (13%) 15% (4%) 1% 6% Non-GAAP Net Income (Loss) Per Share 0.09$ (0.03)$ 0.02$ (0.07)$ 0.10$ 0.04$ 0.12$ (0.08)$ 0.12$ (0.08)$ 0.02$ 0.17$ Non-GAAP Shares Diluted (See Note 2) 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 Free Cash Flow (2,473)$ (156)$ (832)$ 1,275$ 324$ 1,640$ (1,848)$ 725$ (2,582)$ (2,735)$ (2,186)$ 841$ Headcount 270 251 267 Note 1: Annual figures derived from audited consolidated financial statements which are available in our Form S-1 and draft Form S1 filings at SEC.GOV. Note 2: On April 29, 2024, the Company effected a 1-for-2 reverse split of its common stock. All of the outstanding equity amounts have been adjusted, on a retroactive basis, to reflect this 1-for-2 reverse stock split for all periods presented. On May 13, 2024, the Company completed the sale of an aggregate of 6,000,000 shares of Common Stock to the public in the IPO. Note 3: The non-GAAP measures presented should not be considered a substitute for the financial results and measures determined or calculated in accordance with GAAP. See Appendix I for more information and a reconciliation of GAAP to Non-GAAP Financials Measures.

June 2024 Silvaco Group, Inc. Financial Results 3 Silvaco Group, Inc. (Nasdaq: SVCO) Supplemental Sales Information ($ in '000s) Unaudited See Note 1 Revenue by Item Category Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FY21 FY22 FY23 Software License 10,803$ 7,882$ 9,261$ 6,465$ 10,665$ 8,845$ 11,083$ 8,738$ 12,258$ 29,687$ 34,411$ 39,331$ YoY Change % (1%) 12% 20% 35% 15% 7% 16% 14% Maintenance and Service 2,748$ 3,493$ 2,486$ 3,336$ 3,626$ 3,680$ 3,861$ 3,748$ 3,631$ 12,276$ 12,063$ 14,915$ YoY Change % 32% 5% 55% 12% 0% (1%) (2%) 24% Total Revenue 13,551$ 11,375$ 11,747$ 9,801$ 14,291$ 12,525$ 14,944$ 12,486$ 15,889$ 41,963$ 46,474$ 54,246$ YoY Change % 5% 10% 27% 27% 11% 4% 11% 17% Unaudited Unaudited Revenue by Product Line Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FY21 FY22 FY23 TCAD 7,526$ 6,534$ 7,701$ 5,153$ 8,773$ 7,780$ 7,876$ 7,725$ 10,605$ 24,162$ 26,914$ 32,154$ % of Total Revenue 56% 57% 66% 53% 61% 62% 53% 62% 67% 58% 58% 59% YoY Change % 17% 19% 2% 50% 21% 16% 11% 19% EDA 3,577$ 2,833$ 2,328$ 2,402$ 4,185$ 2,489$ 4,579$ 2,708$ 4,709$ 11,795$ 11,140$ 13,961$ % of Total Revenue 26% 25% 20% 25% 29% 20% 31% 22% 30% 28% 24% 26% YoY Change % 17% (12%) 97% 13% 13% 1% (6%) 25% IP 2,448$ 2,008$ 1,718$ 2,246$ 1,333$ 2,256$ 2,489$ 2,053$ 575$ 6,006$ 8,420$ 8,131$ % of Total Revenue 18% 18% 15% 23% 9% 18% 17% 16% 4% 14% 18% 15% YoY Change % (46%) 12% 45% (9%) (57%) (24%) 40% (3%) Total Revenue 13,551$ 11,375$ 11,747$ 9,801$ 14,291$ 12,525$ 14,944$ 12,486$ 15,889$ 41,963$ 46,474$ 54,246$ YoY Change % 5% 10% 27% 27% 11% 4% 11% 17% Unaudited Unaudited Revenue by Geography Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FY21 FY22 FY23 United States 3,235$ 3,338$ 5,383$ 2,932$ 4,865$ 3,538$ 4,258$ 3,553$ 4,062$ 11,420$ 14,888$ 16,214$ China 2,579 2,305 2,269 3,532 2,680 3,616 2,467 3,647 1,731 7,680 10,685 12,410 Japan 1,650 2,975 1,287 1,376 2,310 1,732 1,768 1,746 4,755 11,000 7,288 7,556 Korea 2,452 677 665 378 1,178 1,408 3,807 1,112 1,092 2,228 4,172 7,505 All other countries 3,635 2,080 2,143 1,583 3,258 2,231 2,644 2,428 4,249 9,635 9,441 10,561 Total Revenue 13,551$ 11,375$ 11,747$ 9,801$ 14,291$ 12,525$ 14,944$ 12,486$ 15,899$ 41,963$ 46,474$ 54,246$ YoY Change % 5% 10% 27% 27% 11% 4% 11% 17% Unaudited Unaudited New Bookings by Product Line Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FY21 FY22 FY23 TCAD 8,385$ 6,455$ 7,472$ 7,227$ 10,999$ 8,022$ 7,894$ 8,494$ 12,191$ 26,502$ 29,539$ 35,409$ % of Total Bookings 59% 58% 62% 58% 70% 56% 63% 55% 76% 56% 59% 61% YoY Change % 31% 24% 6% 18% 11% 25% 11% 20% EDA 4,193$ 3,374$ 2,774$ 3,650$ 3,205$ 4,255$ 3,335$ 4,179$ 3,800$ 14,336$ 13,991$ 14,974$ % of Total Bookings 30% 30% 23% 29% 20% 30% 27% 27% 24% 30% 28% 26% YoY Change % (24%) 26% 20% 14% 19% (13%) (2%) 7% IP 1,533$ 1,372$ 1,720$ 1,539$ 1,464$ 2,084$ 1,257$ 2,891$ 121$ 6,458$ 6,164$ 7,696$ % of Total Bookings 11% 12% 14% 12% 9% 15% 10% 19% 1% 14% 12% 13% YoY Change % (5%) 52% (27%) 88% (92%) 2% (5%) 25% Total Bookings 14,111$ 11,201$ 11,967$ 12,416$ 15,667$ 14,362$ 12,486$ 15,565$ 16,112$ 47,296$ 49,695$ 58,080$ YoY Change % 11% 28% 4% 25% 3% 8% 5% 17% Remaining Performance Obligation 29,098$ 21,223$ 26,990$ 29,818$ Note 1: Annual figures derived from audited consolidated financial statements which are available in our Form S-1 and draft Form S1 filings at SEC.GOV.

June 2024 Silvaco Group, Inc. Financial Results 4 Silvaco Group, Inc. (Nasdaq: SVCO) Appendix I - Reconciliation of GAAP to Non-GAAP Financials Measures (Disclaimer) Safe Harbor Statement This finacial supplement contains forward-looking statements based on Silvaco Group, Inc.'s current expectations. The words “believe”, “estimate”, “expect”, “intend”, “anticipate”, “plan”, “project”, “will”, and similar phrases as they relate to Silvaco Group, Inc. are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silvaco Group, Inc. and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements include but are not limited to, statements regarding our future operating results, financial position, and guidance, our business strategy and plans, our objectives for future operations, our development or delivery of new or enhanced products, and anticipated results of those products for our customers, our competitive positioning, projected costs, technological capabilities, and plans, and macroeconomic trends. A variety of risks and factors that are beyond our control could cause actual results to differ materially from those in the forward-looking statements including, without limitation, the following: (a) market conditions; (b)anticipated trends, challenges and growth in our business and the markets in which we operate; (c) our ability to appropriately respond to changing technologies on a timely and cost-effective basis; (d) the size and growth potential of the markets for our software solutions, and our ability to serve those markets; (e) our expectations regarding competition in our existing and new markets; (f) the level of demand in our customers’ end markets; (g) regulatory developments in the United States and foreign countries; (h) changes in trade policies, including the imposition of tariffs; (i) proposed new software solutions, services or developments; (j) our ability to attract and retain key management personnel; (k) our customer relationships and our ability to retain and expand our customer relationships; (l) our ability to diversify our customer base and develop relationships in new markets; (m) the strategies, prospects, plans, expectations, and objectives of management for future operations; (n) public health crises, pandemics, and epidemics, and their effects on our business and our customers’ businesses; (o) the impact of the current conflicts between Ukraine and Russia and Israel and Hamas and the ongoing trade disputes among the United States and China on our business, financial condition or prospects, including extreme volatility in the global capital markets making debt or equity financing more difficult to obtain, more costly or more dilutive, delays and disruptions of the global supply chains and the business activities of our suppliers, distributors, customers and other business partners; (p) changes in general economic or business conditions or economic or demographic trends in the United States and foreign countries including changes in interest rates and inflation; (q) our ability to raise additional capital; (r) our ability to accurately forecast demand for our software solutions; (s) our expectations regarding the outcome of any ongoing litigation; (t) our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act and as a smaller reporting company under the Exchange Act; (u) our expectations regarding our ability to obtain, maintain, protect and enforce intellectual property protection for our technology; (v) our status as a controlled company; and (w) our use of the net proceeds from our initial public offering. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Accordingly, you should not rely on any of the forward-looking statements. Additional information relating to the uncertainty affecting the Silvaco’s business is contained in Silvaco's filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Silvaco's website at http://investors.silvaco.com/. These forward-looking statements represent Silvaco's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Silvaco disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. Discussion of Non-GAAP Financial Measures We use certain non-GAAP financial measures to supplement the performance measures in our consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP net income (loss) per share. We use these non-GAAP financial measures for financial and operational decision-making and as a means to assist us in evaluating period-to-period comparisons. We define non-GAAP operating expenses and non-GAAP operating income (loss) as our GAAP operating expenses and GAAP operating income (loss), in each case, adjusted to exclude certain costs, including certain transaction-related costs, IPO preparation costs, acquisition-related litigation costs, stock-based compensation, amortization of acquired intangible assets, impairment charges, and executive severance costs. We define non-GAAP net income (loss) as our GAAP net income (loss) adjusted to exclude certain costs, including certain transaction-related costs, IPO preparation costs, acquisition-related litigation costs, stock-based compensation, amortization of acquired intangible assets, impairment charges, executive severance costs, change in fair value of contingent consideration, foreign exchange (gain) loss, gain on extinguishment of debt, and the income tax effect on non-GAAP items. Our non-GAAP net income (loss) per share is calculated in the same way as our non-GAAP net income (loss), but on a per share basis. We monitor non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share as non-GAAP financial measures to supplement the financial information we present in accordance with GAAP to provide investors with additional information regarding our financial results. Certain items are excluded from our non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share because these items are non-cash in nature or are not indicative of our core operating performance and render comparisons with prior periods and competitors less meaningful. We adjust GAAP operating income (loss) and net income (loss) for these items to arrive at non-GAAP operating income (loss) and non-GAAP net income (loss) because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structure and the method by which the assets were acquired. By excluding certain items that may not be indicative of our recurring core operating results, we believe that non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share, provide meaningful supplemental information regarding our performance. We define free cash flow as net cash (used in) provided by operating activities in the period minus capital expenditures. We believe that free cash flow is an important financial measure for use in evaluating the Company’s ability to generate additional cash from our business operations. Free cash flow should be considered in addition to, rather than as a substitute for net cash provided by operating activities as a measure of our liquidity. Additionally, our definition of free cash flow is limited and does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions. Therefore, we believe it is important to view free cash flow as supplemental to our entire statement of cash flows We believe these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by our institutional investors and the analyst community to help them analyze our financial performance and the health of our business. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. x

June 2024 Silvaco Group, Inc. Financial Results 5 Silvaco Group, Inc. (Nasdaq: SVCO) Appendix I - Reconciliation of GAAP to Non-GAAP Financials Measures ($ in '000s, except Per Share Data) Unaudited Unaudited Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FY21 FY22 FY23 GAAP Gross Profit 11,385$ 9,169$ 9,352$ 7,681$ 12,266$ 10,152$ 12,670$ 9,804$ 13,916$ 33,310$ 37,587$ 44,892$ Less: N/a - - - - - - - - - - - - Non-GAAP Gross Profit 11,385$ 9,169$ 9,352$ 7,681$ 12,266$ 10,152$ 12,670$ 9,804$ 13,916$ 33,310$ 37,587$ 44,892$ GAAP Operating Expenses 10,026$ 9,813$ 10,489$ 9,132$ 10,733$ 10,357$ 10,928$ 11,740$ 11,528$ 36,846$ 39,460$ 43,758$ Less: Acquisition-related litigation costs (320) (201) (534) (285) (236) (233) (723) (515) (594) (1,148) (1,340) (1,707) Less: IPO preparation costs (67) (187) (1,058) (640) (268) (711) (197) (45) (266) - (1,952) (1,221) Less: Amortization of acquired intangible assets (94) (58) (63) (101) (101) (74) (82) (82) (70) (808) (316) (339) Less: Impairment Charges (560) - - - - - - - - - (560) - Less: Executive Severance - - - - - - - - - (280) - - Non-GAAP Operating Expenses 8,985$ 9,367$ 8,834$ 8,106$ 10,128$ 9,339$ 9,926$ 11,098$ 10,598$ 34,610$ 35,292$ 40,491$ GAAP Operating Income (Loss) 1,359$ (644)$ (1,137)$ (1,451)$ 1,533$ (205)$ 1,742$ (1,936)$ 2,388$ (3,536)$ (1,873)$ 1,134$ Add: Acquisition-related litigation costs 320 201 534 285 236 233 723 515 594 1,148 1,340 1,707 Add: IPO preparation costs 67 187 1,058 640 268 711 197 45 266 - 1,952 1,221 Add: Amortization of acquired intangible assets 94 58 63 101 101 74 82 82 70 808 316 339 Add: Impairment Charges 560 - - - - - - - - - 560 - Add: Executive Severance - - - - - - - - - 280 - - Non-GAAP Operating Income (Loss) 2,400$ (198)$ 518$ (425)$ 2,138$ 813$ 2,744$ (1,294)$ 3,318$ (1,300)$ 2,295$ 4,401$ GAAP Net Income (Loss) 162$ (973)$ (465)$ (2,652)$ 814$ (331)$ 1,448$ (2,247)$ 1,378$ (1,845)$ (3,928)$ (316)$ Add: Acquisition-related litigation costs 320 201 534 285 236 233 723 515 594 1,148 1,340 1,707 Add: IPO preparation costs 67 187 1,058 640 268 711 197 45 266 - 1,952 1,221 Add: Amortization of acquired intangible assets 94 58 63 101 101 74 82 82 70 808 316 339 Add: Impairment Charges 560 - - - - - - - - - 560 - Add: Executive Severance - - - - - - - - - 280 - - Add: Foreign Exchange Gain (Loss) 683 39 (732) 535 247 168 (77) (3) 130 (93) 525 335 Add: Change in Fair Value of Contingent Consideration - - 17 (228) 276 65 (9) (7) (8) 295 (211) 325 Less: Gain on Debt - - - - - - - - - (2,278) - - Add: Income Tax effect of Non-GAAP Items (17) (14) (51) (55) (23) (81) (38) (27) (33) - (137) (169) Non-GAAP Net Income (Loss) 1,869$ (502)$ 424$ (1,374)$ 1,919$ 839$ 2,326$ (1,642)$ 2,397$ (1,685)$ 417$ 3,442$ GAAP Net Income (Loss) Per Share 0.01$ (0.05)$ (0.02)$ (0.13)$ 0.04$ (0.02)$ 0.07$ (0.11)$ 0.07$ (0.09)$ (0.20)$ (0.02)$ Add: Acquisition-related litigation costs 0.02 0.01 0.03 0.01 0.01 0.01 0.04 0.03 0.03 0.06 0.07 0.09 Add: IPO preparation costs 0.00 0.01 0.05 0.03 0.01 0.04 0.01 0.00 0.01 - 0.10 0.06 Add: Amortization of acquired intangible assets 0.00 0.00 0.00 0.01 0.01 0.00 0.00 0.00 0.00 0.04 0.02 0.02 Add: Impairment Charges 0.03 - - - - - - - - - 0.03 - Add: Executive Severance - - - - - - - - - 0.01 - - Add: Foreign Exchange Gain (Loss) 0.03 0.00 (0.04) 0.03 0.01 0.01 (0.00) (0.00) 0.01 (0.00) 0.03 0.02 Add: Change in Fair Value of Contingent Consideration - - 0.00 (0.01) 0.01 0.00 (0.00) (0.00) (0.00) 0.01 (0.01) 0.02 Less: Gain on Debt - - - - - - - - - (0.11) - - Add: Income Tax effect of Non-GAAP Items (0.00) (0.00) (0.00) (0.00) (0.00) (0.00) (0.00) (0.00) (0.00) - (0.01) (0.01) Non-GAAP Net Income (Loss) Per Share 0.09$ (0.03)$ 0.02$ (0.07)$ 0.10$ 0.04$ 0.12$ (0.08)$ 0.12$ (0.08)$ 0.02$ 0.17$ Shares used in GAAP and Non-GAAP Net Income (Loss) Per Share - Basic and Diluted 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000

June 2024 Silvaco Group, Inc. Financial Results 6 Silvaco Group, Inc. (Nasdaq: SVCO) Appendix I (continued) - Reconciliation of GAAP to Non-GAAP Financials Measures ($ in '000s) Unaudited Unaudited Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FY21 FY22 FY23 GAAP Gross Margin 84% 81% 80% 78% 86% 81% 85% 79% 88% 79% 81% 83% Less: N/a 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% Non-GAAP Gross Margin 84% 81% 80% 78% 86% 81% 85% 79% 88% 79% 81% 83% GAAP Operating Expenses % of Sales 74% 86% 89% 93% 75% 83% 73% 94% 73% 88% 85% 81% Less: Acquisition-related litigation costs -2% -2% -5% -3% -2% -2% -5% -4% -4% -3% -3% -3% Less: IPO preparation costs 0% -2% -9% -7% -2% -6% -1% 0% -2% 0% -4% -2% Less: Amortization of acquired intangible assets -1% -1% -1% -1% -1% -1% -1% -1% 0% -2% -1% -1% Less: Impairment Charges -4% 0% 0% 0% 0% 0% 0% 0% 0% 0% -1% 0% Less: Executive Severance 0% 0% 0% 0% 0% 0% 0% 0% 0% -1% 0% 0% Non-GAAP Operating Expenses % of Sales 66% 82% 75% 83% 71% 75% 66% 89% 67% 82% 76% 75% GAAP Operating Margin 10% -6% -10% -15% 11% -2% 12% -16% 15% -8% -4% 2% Add: Acquisition-related litigation costs 2% 2% 5% 3% 2% 2% 5% 4% 4% 3% 3% 3% Add: IPO preparation costs 0% 2% 9% 7% 2% 6% 1% 0% 2% 0% 4% 2% Add: Amortization of acquired intangible assets 1% 1% 1% 1% 1% 1% 1% 1% 0% 2% 1% 1% Add: Impairment Charges 4% 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 0% Add: Executive Severance 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 0% 0% Non-GAAP Operating Margin 18% -2% 4% -4% 15% 6% 18% -10% 21% -3% 5% 8% GAAP Net Income (Loss) Margin 1% -9% -4% -27% 6% -3% 10% -18% 9% -4% -8% -1% Add: Acquisition-related litigation costs 2% 2% 5% 3% 2% 2% 5% 4% 4% 3% 3% 3% Add: IPO preparation costs 0% 2% 9% 7% 2% 6% 1% 0% 2% 0% 4% 2% Add: Amortization of acquired intangible assets 1% 1% 1% 1% 1% 1% 1% 1% 0% 2% 1% 1% Add: Impairment Charges 4% 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 0% Add: Executive Severance 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 0% 0% Add: Foreign Exchange Gain (Loss) 5% 0% -6% 5% 2% 1% -1% 0% 1% 0% 1% 1% Add: Change in Fair Value of Contingent Consideration 0% 0% 0% -2% 2% 1% 0% 0% 0% 1% 0% 1% Less: Gain on Debt 0% 0% 0% 0% 0% 0% 0% 0% 0% -5% 0% 0% Add: Income Tax effect of Non-GAAP Items 0% 0% 0% -1% 0% -1% 0% 0% 0% 0% 0% 0% Non-GAAP Net Income (Loss) Margin 14% -4% 4% -14% 13% 7% 16% -13% 15% -4% 1% 6% Unaudited Unaudited Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FY21 FY22 FY23 Net Cash (Used In) Provided By Operating Activities (2,473)$ (152)$ (772)$ 1,300$ 501$ 1,665$ (1,835)$ 849$ (2,572)$ (2,636)$ (2,097)$ 1,180$ Less: Capital Expenditures - (4) (60) (25) (177) (25) (13) (124) (10) (99) (89) (339) Free Cash Flow (2,473)$ (156)$ (832)$ 1,275$ 324$ 1,640$ (1,848)$ 725$ (2,582)$ (2,735)$ (2,186)$ 841$